                                                               EX-99.B(d)(2)(vi)

                                   Appendix A
                                   ----------



                      Aggressive Balanced-Equity Fund
                      Arizona Tax-Free Fund
                      California Tax-Free Fund
                      California Limited Term Tax-Free Fund
                      California Tax-Free Money Market Fund
                      California Tax-Free Money Market Trust
                      Cash Investment Money Market Fund
                      Colorado Tax-Free Fund
                      Corporate Bond Fund
                      Diversified Bond Fund
                      Diversified Equity Fund
                      Diversified Small Cap Fund
                      Equity Income Fund
                      Equity Index Fund
                      Equity Value Fund
                      Government Institutional Money Market Fund
                      Government Money Market Fund
                      Growth Balanced Fund
                      Growth Equity Fund
                      Growth Fund
                      Income Fund
                      Income Plus Fund
                      Index Fund
                      Intermediate Government Income Fund
                      International Equity Fund
                      Limited Term Government Income Fund
                      Mid Cap Growth Fund
                      Minnesota Intermediate Tax-Free Fund
                      Minnesota Money Market Fund
                      Minnesota Tax-Free Fund
                      Moderate Balanced Fund
                      Money Market Fund
                      Money Market Trust
                      National Limited Term Tax-Free Fund
                      National Tax-Free Fund
                      National Tax-Free Institutional Money Market Fund National Tax-Free Money Market Fund
                      National Tax-Free Money Market Trust
                      Nebraska Tax-Free Fund
                      Oregon Tax-Free Fund
                      Overland Express Sweep Fund
                      Prime Investment Institutional Money Market Fund Prime Investment Money Market Fund
                      Small Cap Growth Fund
                      Strategic Income Fund
                      Treasury Plus Institutional Money Market Fund Treasury Plus Money Market Fund
                      Variable Rate Government Fund
                      WealthBuilder Growth Portfolio

                      WealthBuilder Growth & Income Portfolio
                      WealthBuilder Growth Balanced Portfolio
                      Wells Fargo SIFE Specialized Financial Services Fund 100% Treasury Institutional Money Market Fund
                      100% Treasury Money Market Fund


Approved by Board of Trustees:  October 24, 2000, May 8, 2001, and August 7,
2001.

Most Recent Approval Date:  August 7, 2001.

                                   SCHEDULE A

                            WELLS FARGO FUNDS TRUST
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                 FEE AGREEMENT

          This fee agreement is made as of the 7th day of August, 2001, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

          WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

          WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

          NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A, and for the Aggressive-Balanced Equity Fund, Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Moderate Balanced Fund and Strategic Income Fund:

          for the assets formerly invested in the Equity Income Portfolio

               a.  0.25% on the first $200 million;
               b.  0.20% on the next $200 million;
               c.  0.15% on all sums in excess of $400 million.

          for the assets formerly invested in the Index Portfolio

               a.  0.02% on the first $200 million; and
               b.  0.01% on all sums in excess of $200 million.

          for the assets formerly invested in International Equity Portfolio

               a.  0.35% on the first $200 million;
               b.  0.25% on all sums in excess of $200 million.

          for the assets formerly invested in Small Cap Index Portfolio

               a.  0.02% on the first $200 million;
               b.  0.01% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

          However, the sub-adviser shall receive a fee of 0.05% of the assets of the Aggressive Balanced-Equity Fund, Growth Balanced Fund, Moderate Balanced Fund and the Strategic Income Fund and 0.05% from each WealthBuilder Portfolio for providing services with respect to which Core Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Core Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

          The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                    WELLS FARGO FUNDS MANAGEMENT, LLC


                    By:    /s/ Andrew Owen
                        ------------------
                         Andrew Owen
                         Vice President

                    WELLS CAPITAL MANAGEMENT INCORPORATED


                    By:     /s/ J. Mari Casas
                       ----------------------
                         J. Mari Casas
                         Chief Operating Officer

                                   Appendix A
                                   ----------


                                                                    Fee as % of Avg. Daily
Funds Trust Funds                                                       Net Asset Value
------------------------------------------------------------------------------------------------
Arizona Tax-Free Fund                                         0-400M                     0.15
                                                              400-800M                   0.125
                                                              Greater than 800M          0.10
------------------------------------------------------------------------------------------------
California Tax-Free Fund                                      0-400M                     0.15
                                                              400-800M                   0.125
                                                              Greater than 800M          0.10
------------------------------------------------------------------------------------------------
California Limited Term Tax-Free Fund                         0-400M                     0.15
                                                              400-800M                   0.125
                                                              Greater than 800M          0.10
------------------------------------------------------------------------------------------------
California Tax-Free Money Market Fund                         0-1000M                    0.05
                                                              Greater than 1000M         0.04
------------------------------------------------------------------------------------------------
California Tax-Free Money Market Trust                        0-1000M                    0.0
                                                              Greater than 1000M         0.0
------------------------------------------------------------------------------------------------
Cash Investment Money Market Fund                             0-1000M                    0.05
                                                              Greater than 1000M         0.04
------------------------------------------------------------------------------------------------
Colorado Tax-Free Fund                                        0-400M                     0.15
                                                              400-800M                   0.125
                                                              Greater than 800M          0.10
------------------------------------------------------------------------------------------------
Corporate Bond Fund                                           0-400M                     0.15
                                                              400-800M                   0.125
                                                              Greater than 800M          0.10
------------------------------------------------------------------------------------------------
Equity Index Fund                                             0-200M                     0.02
                                                              Greater than 200M          0.01
------------------------------------------------------------------------------------------------
Equity Value Fund                                             0-200M                     0.25
                                                              200-400M                   0.20
                                                              Greater than 400M          0.15
------------------------------------------------------------------------------------------------
Government Institutional Money Market Fund                    0-1 billion                0.05
                                                              Greater than 1 billion     0.04
------------------------------------------------------------------------------------------------
Government Money Market Fund                                  0-1000M                    0.05
                                                              Greater than 1000M         0.04
------------------------------------------------------------------------------------------------
Growth Fund                                                   0-200M                     0.25
                                                              200-400M                   0.20
                                                              Greater than 400M          0.15
------------------------------------------------------------------------------------------------
Income Fund                                                   0-400M                     0.15
                                                              400-800M                   0.125
                                                              Greater than 800M          0.10
------------------------------------------------------------------------------------------------
Income Plus Fund                                              0-400M                     0.20
                                                              400-800M                   0.175
                                                              Greater than 800M          0.15
------------------------------------------------------------------------------------------------
Intermediate Government Income Fund                           0-400M                     0.15
                                                              400-800M                   0.125
                                                              Greater than 800M          0.10
------------------------------------------------------------------------------------------------
International Equity Fund                                     0-200M                     0.35
                                                              Greater than 200M          0.25
------------------------------------------------------------------------------------------------

                                                             Fee as % of Avg. Daily
Funds Trust Funds                                                Net Asset Value
-----------------------------------------------------------------------------------------
Limited Term Government Income Fund                      0-400M                     0.15
                                                         400-800M                   0.125
                                                         Greater than 800M          0.10
-----------------------------------------------------------------------------------------
Mid Cap Growth Fund                                      0-200M                     0.25
                                                         Greater than 200M          0.20
-----------------------------------------------------------------------------------------
Minnesota Intermediate Tax-Free Fund                     0-400M                     0.15
                                                         400-800M                   0.125
                                                         Greater than 800M          0.10
-----------------------------------------------------------------------------------------
Minnesota Money Market Fund                              0-1000M                    0.05
                                                         Greater than 1000M         0.04
-----------------------------------------------------------------------------------------
Minnesota Tax-Free Fund                                  0-400M                     0.15
                                                         400-800M                   0.125
                                                         Greater than 800M          0.10
-----------------------------------------------------------------------------------------
Money Market Fund                                        0-1000M                    0.05
                                                         Greater than 1000M         0.04
-----------------------------------------------------------------------------------------
Money Market Trust                                       0-1000M                    0.00
                                                         Greater than 1000M         0.00
-----------------------------------------------------------------------------------------
National Limited Term Tax-Free Fund                      0-400M                     0.15
                                                         400-800M                   0.125
                                                         Greater than 800M          0.10
-----------------------------------------------------------------------------------------
National Tax-Free Fund                                   0-400M                     0.15
                                                         400-800M                   0.125
                                                         Greater than 800M          0.10
-----------------------------------------------------------------------------------------
National Tax-Free Institutional Money Market Fund        0-1000M                    0.05
                                                         Greater than 1000M         0.04
-----------------------------------------------------------------------------------------
National  Tax-Free Money Market Fund                     0-1000M                    0.05
                                                         Greater than 1000M         0.04
-----------------------------------------------------------------------------------------
National Tax-Free Money Market Trust                     0-1000M                    0.0
                                                         Greater than 1000M         0.0
-----------------------------------------------------------------------------------------
Nebraska Tax-Free Fund                                   0-400M                     0.15
                                                         400-800M                   0.125
                                                         Greater than 800M          0.10
-----------------------------------------------------------------------------------------
Oregon Tax-Free Fund                                     0-400M                     0.15
                                                         400-800M                   0.125
                                                         Greater than 800M          0.10
-----------------------------------------------------------------------------------------
Overland Express Sweep Fund                              0-1000M                    0.05
                                                         Greater than 1000M         0.04
-----------------------------------------------------------------------------------------
Prime Investment Institutional Money Market Fund         0-1 billion                0.05
                                                         Greater than 1 billion     0.04
-----------------------------------------------------------------------------------------
Prime Investment Money Market Fund                       0-1000M                    0.05
                                                         Greater than 1000M         0.04
-----------------------------------------------------------------------------------------
Small Cap Growth Fund                                    0-200M                     0.25
                                                         Greater than 200M          0.20
-----------------------------------------------------------------------------------------
Strategic Income Fund                                                               0.05
-----------------------------------------------------------------------------------------
Treasury Plus Institutional Money Market Fund            0-1000M                    0.05
                                                         Greater than 1000M         0.04
-----------------------------------------------------------------------------------------
Treasury Plus Money Market Fund                          0-1000M                    0.05
                                                         Greater than 1000M         0.04
-----------------------------------------------------------------------------------------

                                                                  Fee as % of Avg. Daily
Funds Trust Funds                                                     Net A2sset Value
-----------------------------------------------------------------------------------------------------
Variable Rate Government Fund                                 0-400M                    0.15
                                                              400-800M                  0.125
                                                              Greater than 800M         0.10
----------------------------------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio                                                 0.05
----------------------------------------------------------------------------------------------------
WealthBuilder Growth & Income Portfolio                                                 0.05
----------------------------------------------------------------------------------------------------

WealthBuilder Growth Portfolio                                                          0.05

---------------------------------------------------------------------------------------------------
Wells Fargo SIFE Specialized Financial Services Fund          0-200M                    0.25%
                                                              200-400M                  0.20%
                                                              Greater than 400M         0.15%
---------------------------------------------------------------------------------------------------
100% Treasury Institutional Money Market Fund                 0-1 billion               0.05
                                                              Greater than 1 billion    0.04
---------------------------------------------------------------------------------------------------
100% Treasury Money Market Fund                               0-1000M                   0.05
                                                              Greater than 1000M        0.04
---------------------------------------------------------------------------------------------------